                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32578) of Tekgraf, Inc. of our report dated
March 3, 2000, except for Note 19 regarding the discontinuance of the Tekgraf Technology Services Division for which the date is October 31, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Chicago, Illinois
March 5, 2001